                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                               _______________


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           June 4, 1999
                                                 ------------------------------

                                 P-COM, INC.
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             (Exact name of registrant as specified in charter)


         Delaware                       0-25356             77-0289371
------------------------------        -----------       -------------------
(State or other jurisdiction          (Commission          (IRS Employer
     of incorporation)                File Number)      Identification No.)


3175 S. Winchester Boulevard, Campbell, California           95008
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    (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code          (408) 866-3666
                                                   ----------------------------


                                    None
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       (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         ------------

          Exchange of Series B Preferred Stock for Common Stock

          As described more fully in the documents attached as exhibits hereto, on June 4, 1999, we exchanged:

          . 5,134,795 shares of our common stock for all 15,000 shares of our outstanding Series B Preferred Stock, and

          . new warrants to purchase 1,242,257 shares of our common stock for outstanding warrants to purchase 1,242,257 shares of our common stock.

Cost Reductions

          We will continue our efforts to reduce our operating expenses.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          10.48A Agreement between P-Com, Inc. and Marshall Capital Management, Inc., dated as of June 4, 1999.

          10.48B Agreement between P-Com, Inc. and Castle Creek Technology Partners LLC, dated as of June 4, 1999.

          10.48C Agreement between P-Com, Inc. and Capital Ventures International, dated as of June 4, 1999.

          10.49A Warrant to purchase shares of Common Stock, dated as of June 4, 1999, issued by P-Com, Inc. to Marshall Capital Management, Inc.

          10.49B Warrant to purchase shares of Common Stock, dated as of June 4, 1999, issued by P-Com, Inc. to Castle Creek Technology Partners LLC.

          10.49C Warrant to purchase shares of Common Stock, dated as of June 4, 1999, issued by P-Com, Inc. to Capital Ventures International.

          99.3    Press Release of P-Com, Inc., dated June 4, 1999.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              P-COM, INC.



DATE:  June 4, 1999           By:              /s/ Robert E. Collins
                                    -------------------------------------------
                                        Name:  Robert E. Collins
                                        Title:  Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------
  Exhibit No.     Description
  -----------     -----------
    10.48A        Agreement between P-Com, Inc. and Marshall Capital Management,
                  Inc., dated as of June 4, 1999.

    10.48B Agreement between P-Com, Inc. and Castle Creek Technology Partners LLC, dated as of June 4, 1999.

    10.48C Agreement between P-Com, Inc. and Capital Ventures International, dated as of June 4, 1999.

    10.49A Warrant to purchase shares of Common Stock, dated as of June 4, 1999, issued by P-Com, Inc. to Marshall Capital Management, Inc.

    10.49B Warrant to purchase shares of Common Stock, dated as of June 4, 1999, issued by P-Com, Inc. to Castle Creek Technology Partners LLC.

    10.49C Warrant to purchase shares of Common Stock, dated as of June 4, 1999, issued by P-Com, Inc. to Capital Ventures International.

    99.3          Press Release of P-Com, Inc., dated June 4, 1999.